Essential to care September 29, 2008 Exhibit 99.2

Forward-looking statements and
GAAP reconciliation
This presentation contains forward-looking statements addressing expected financial results of Cardinal Health, the planned spin-off of Cardinal
Health’s clinical and medical products businesses as a separate company, the expected financial results of the new company and of Cardinal Health after giving effect to the spin-off of the new company, the operation, business and prospects of Cardinal Health and the new company following the planned spin-off and other expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These risks and uncertainties include uncertainties regarding the planned spin-off of the clinical and medical products businesses as a new stand-alone entity, including the timing and terms of any such spin-off and whether such spin-off will be completed, and uncertainties regarding the impacts on
Cardinal Health, the new clinical and medical products company and the market for their respective securities if the spin-off is accomplished. In addition, Cardinal Health and the proposed new clinical and medical products company are subject to additional risks and uncertainties described in
Cardinal Health's Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, including
(but not limited to) the following: competitive pressures in Cardinal Health’s various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; uncertainties relating to timing of generic and branded pharmaceutical introductions and the frequency or rate of branded pharmaceutical price appreciation or generic pharmaceutical price deflation; changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings; future actions of regulatory bodies or government authorities relating to Cardinal
Health’s manufacturing or sale of products and other costs or claims that could arise from its manufacturing, compounding or repackaging operations or from its other services; difficulties and uncertainties related to the integration of acquired businesses; and conditions in the pharmaceutical market and general economic and market conditions. This presentation reflects management’s views as of September 29, 2008. Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement. Cardinal Health presents non-GAAP earnings from continuing operations (and presentations derived from this financial measure, including per share calculations) on a forward-looking basis. Non-GAAP diluted EPS from continuing operations is calculated by dividing earnings from continuing operations, excluding special items and impairments, (gain)/loss on sale of assets and other, net, both net of tax, by diluted weighted average shares outstanding. The most directly comparable forward-looking GAAP measure is earnings from continuing operations. Cardinal Health is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure, because the company cannot reliably forecast special items and impairments, (gain)/loss on sale of assets and other, net, which are difficult to predict and estimate. Please note that the unavailable reconciling items could significantly impact Cardinal Health's future financial results.

CardinalHealth

Essential to care™

CardinalHealth

3 Creating SpinCo: Decision to spin-off CMP

Disciplined review process and rationale
• Disciplined review involving Board of Directors, executive leadership team and experienced external advisors
• Separation of businesses will better position each to realize its long-term potential
- Sharper strategic vision and enhanced management focus
- Enhanced ability to make investments in respective growth areas
- Improved opportunities to access / allocate capital
- Better alignment of management / employee incentives and rewards
• One-time costs and potential dis-synergies are manageable
- Separation, transaction and stand-up costs
- Public company infrastructure
- Planned services agreements
- Hospital selling efforts
• Significant scale in each business
• Analyzing collaboration/partnering alternatives

Steps to completion
• File Form 10 Registration Statement for SpinCo with
SEC in Q3FY09 (est.)
– SEC will declare Form 10 effective when review complete
• Seek confirmation on the tax-free nature of the
transaction from appropriate authorities
• Complete separation and related agreements
• Board declares pro rata distribution of SpinCo stock
to Cardinal Health shareholders, sets record date /
payment date / distribution ratio when final process
is complete
– Information statement mailed to CAH shareholders

Capital structure and capital deployment
• We plan to:
– For Cardinal Health in FY09:
• Share repurchases to no more than offset equity compensation issuances
• Continue regular $0.14 quarterly dividend until the spin-off is completed
– For Cardinal Health Post-Spin-off:
• Have a balance sheet, financial policies and credit metrics commensurate with investment-grade credit ratings
• Continue to pay a dividend
– For SpinCo:
• Have a balance sheet, financial policies and credit metrics commensurate with investment-grade credit ratings
• Not pay dividends, but instead reinvest in R&D

Leadership teams
Cardinal
Health
SpinCo
Clinical and Medical
Products
CEO:
George Barrett, ~25 years in healthcare
CFO:
Jeff Henderson, ~10 years in healthcare
CEO, pharmacy supply chain solutions*:
Mike Kaufmann, ~17 years in healthcare
CEO, medical / surgical solutions*:
Mike Lynch, ~24 years in healthcare
CEO:
Dave Schlotterbeck,
~14 years in healthcare
COO (Chief Operating Officer):
Dwight Winstead, ~30 years in healthcare
CFO:
Outside search in process
*Official business names to be determined at later date.

Business structure
*Includes Specialty Distribution
**Cardinal Health is continuing to conduct an analysis of Pharmacy Services and Medicine Shoppe International
to evaluate their future strategic fit.
Healthcare Supply Chain Services (HSCS)
Pharmaceutical Supply Chain*
Medical Supply Chain - U.S.
• Hospital Supply
• Ambulatory Care
• Scientific Products (Laboratory)
Specialty / Nuclear Pharmacy
Presource
Cardinal Health – Canada
Cardinal Health – Puerto Rico (including
Borschow)
Martindale
Fluid management
Convertors (drapes, gowns)
Gloves (exam and surgical)
Pharmacy Services**
Medicine Shoppe International**
Cardinal Health (RemainCo)
Clinical and Medical Products (CMP)
Clinical Technologies
• Infusion Technologies
• Dispensing Technologies
• Supply Technologies
Clinical Services
Respiratory /
Neurocare
Infection Prevention
• Skin Prep Solutions (includes Enturia)
International (excl. Canada and Puerto Rico)
Medical Specialties (surgical products)
V. Mueller / On-site Services
• Interventional Specialties
SpinCo
•

Cardinal Health post-spin
Business portfolio
Cardinal Health
Post-Spin
>$90B FY09 pro
forma revenue*
Pharma
and
Specialty
distribution
U.S. / Canada
Med Supply
Distribution
Medicine
Shoppe
Int’l**
Nuclear/
Specialty
Pharma
Improve healthcare productivity, quality and efficiency through our superior supply chain execution and innovative products and services
Pharmacy
Services**
**Cardinal Health is continuing to
conduct an analysis of Pharmacy
Services and Medicine Shoppe
International to evaluate their
future strategic fit.
Operating
Room related
products/
services
*An estimate of the pro forma revenue for fiscal 2009 in accordance with generally accepted accounting principles with adjustments expected to reflect each company as a stand-alone entity.  The estimate is based on assumptions that management currently believes are reasonable, but actual revenue may vary materially from the estimate.

SpinCo business portfolio
SpinCo
Clinical and Medical
Products
>$4B FY09 pro
forma revenue*
Infusion
Dispensing
Respiratory and
Neurocare
Medical
Specialties
(surgical
products)
Improving lives through better technology
at the point of care
Infection
Prevention
Clinical
Services
*An estimate of the pro forma revenue for the 12 months ended June 30, 2009 in accordance with generally accepted accounting principles with adjustments expected to reflect each company as a stand-alone entity.  The estimate is based on assumptions that management currently believes are reasonable, but actual revenue may vary materially from the estimate.

Key milestones
Expected record date Q4 FY09?
Expected effective date Q4 FY09 / Q1 FY10?
Announcement of exploration Aug. 7, 2008
Announcement of Board decision to pursue Sept. 29, 2008
Q1 FY09 earnings Oct. 29, 2008
Annual analyst & investor day May 8, 2009
Expected Form 10 filing Q3 FY09
Annual shareholder meeting Nov. 5, 2008

Why invest in current
Cardinal Health?
Two industry-leading business …
With talented, experienced management …
Well-positioned to drive future growth …
With a focus on and commitment to …
Delivering value to shareholders.

1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016

CardinalHealth

13 13
• US projected to spend over
$2.2 trillion on healthcare in
2007 (16.2% of GDP)
• Healthcare spending has
risen at a rate 2.4% faster
than GDP since 1970
• CMS estimates that by
2016 US healthcare
spending will nearly double,
exceeding $4.1 trillion
The Landscape:
U.S. healthcare costs are rising at alarming rate
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
Per Capita
Projected Per Capita
National Health Expenditures per Capita
(1990-2016)
Note: Figures from 1990 through 2005 represent historical data; data from 2006-
2016 are projected.
Source: Centers for Medicare and Medicaid Services, Office of the Actuary, National
Health Statistics Group, at http://www.cms.hhs.gov/NationalHealthExpendData/
(Historical data from NHE summary including share of GDP, CY 1960-2005, file
nhegdp05.zip; Projected data from NHE Projections 2006-2016, Forecast summary and selected tables, file proj2006.pdf).
$12,782
(2016)
$7,498
(2007)
$2,813
(1990)

Source: C. Buck, GE, 2007
U.S. industry
Best-in-Class
Anesthesia-related
fatality rate
Airline baggage handling
Breast cancer
screening (65-69)
Adverse drug events
Hospital-acquired infections
1
10
100
1,000
10,000
100,000
1,000,000
Defects
per
million
levels
1 2 3 4 5 6
Overall healthcare
in U.S. (RAND)
The Landscape:
Errors and inefficiencies plague the system
However, history suggests these errors can be prevented

15 Cardinal Health (Post-Spin)

Cardinal Health post-spin
Business portfolio
Cardinal Health
Post-Spin
>$90B FY09 pro
forma revenue*
Pharma
and
Specialty
distribution
U.S. / Canada
Med Supply
Distribution
Medicine
Shoppe
Int’l**
Nuclear/
Specialty
Pharma
Improve healthcare productivity, quality and efficiency through our superior supply chain execution and innovative products and services
Pharmacy
Services**
**Cardinal Health is continuing to
conduct an analysis of Pharmacy
Services and Medicine Shoppe
International to evaluate their
future strategic fit.
Operating
Room related
products/
services
*An estimate of the pro forma revenue for fiscal 2009 in accordance with generally accepted accounting principles with adjustments expected to reflect each company as a stand-alone entity.  The estimate is based on assumptions that management currently believes are reasonable, but actual revenue may vary materially from the estimate.

The Business Case:
Significant footprint and scale
• 90% of U.S. hospitals use our products or services
• More than 50,000 deliveries are made each day to 40,000
customer sites in U.S.
•
Leading distributor of U.S. prescriptions, medical/surgical
and lab products through our system
• Largest U.S.
nuclear pharmacy provider, with more than 13
million prescriptions dispensed each year
• Largest
provider of products / services to acute care
hospitals in North America

Our value proposition
• Large, deep and broad footprint across health channels
– Retail, hospital, sub-acute, mail-order, ambulatory
• Provide products / services that empower doctors,
pharmacists and nurses to focus on what’s most
important  patients
• Our scale and breadth position us to help reduce costs,
improve quality and outcomes, and satisfy needs across
the healthcare system
–

Growth drivers
• Pressure on healthcare system to be more
accessible, more productive, higher quality and safer
• Demographics – aging population demands more
health care products / services
• Increasing use of generic pharmaceuticals
• Opportunities to increase formulary-type Cardinal
Health private label programs
• Strong positioning in all retail channels
• Highly efficient cost structure

We provide valuable solutions throughout the
pharma distribution channel
Aligning offerings
Suppliers Customers
Retail Independents
• Pharmaceutical/
distribution services
• Pharmacy brands
• Leader® brand
• Rx purchasing
programs
• FirstScript – customized
Autoshipment to stock
new brand or generic
items fast
• Front-end purchasing &
merchandising
• Managed care
programs
• Ordering / inventory
management
Chains/
Warehousing and
Non-warehousing
•Distribution /
operational excellence
•Ordering / inventory
management
•Purchasing solutions
•SOURCE generics
(primary and back-up
formulary)
•Home health care,
packaging, FirstScript
•Managed care
Hospital
• Pharma
distribution
• Medication
packaging
• Fluid
management
products
• Infection
prevention
(gloves,
convertors)
• Surgical kitting
• Consulting/
design
services
Generic
• Market share
• Launch speed
• Contract mgt
• Efficient reach to
every COT
• AR / returns mgt
• Centralized
shipping
• Data reporting
Branded
• Inventory mgt
• Data reporting
• High service
levels
• Contract mgt
• AR / returns mgt
• Special handling
• Centralized
shipping
• Efficient reach
to every COT

For example…
Retail
Independent Pharmacy
“CEO” = Pharmacist
Increasing marketshare
Leader® increases market share and
establishes strong brand recognition by
optimizing advertising strategies,
implementing effective store signage and
providing a profitable private label line.
Improving reimbursements
Leader® improves reimbursements by taking
the guesswork out of dealing with PBMs,
providing reimbursement support, protecting
margins and providing reassurances that each
claim is submitted and collected properly.
Streamlining operations
Leader® streamlines operations through
proactive inventory management and addressing
workflow issues related to staffing shortages, high
labor costs, increasing scripts, decreasing margins
and patient safety requirements.
Creating alternate revenue streams
Leader® creates alternate revenue streams
such as home healthcare, durable medical
equipment and diabetes management to
solidify an independent pharmacy as a
community’s complete healthcare destination.

And we provide valuable solutions throughout
the medical/surgical distribution channel
• Leading position in acute care
• Meaningful presence in lab setting
• Focused on critical areas of hospital from quality
and economic standpoint
– Operating room – Presource
®
, convertors, fluid
management, gloves
– Cardiac imaging – nuclear pharmacy
• Increasing position in ambulatory/alternate sites as
care moves out of acute care setting

For example…
Logistics and replenishment
Valuelink – leading just-in-time inventory solution
Optifreight – help customers manage freight costs
Custom solutions
Product Portfolio
Broad portfolio of brand / proprietary products
Expanding private label line
Operational improvements
Order-to-cash and SG&A
Kitting
Presource
®
- product
offerings tailored to customer
needs to improve supply
chain management
Hospital
CEO/COO/Head of Purchasing

Improve the quality and
productivity of healthcare
Sweeten our
mix (customer
and product)
Innovate to
improve
customer
loyalty by
segment
Rebuild a
winning
culture
Enabled through information, insight and technology
Invest and
execute
flawlessly to
build core
capabilities
FY09 priorities and key initiatives

Near-term performance indicators
• Increase direct-store-door sales
• Resolve anti-diversion challenges
• Increase proprietary generic Source
program sales
• Maintain U.S. medical distribution
momentum and grow the private label

26 SpinCo

SpinCo business portfolio
SpinCo
Clinical and Medical
Products
>$4B FY09 pro
forma revenue*
Infusion
Dispensing
Respiratory and
Neurocare
Medical
Specialties
(surgical
products)
Improving lives through better technology
at the point of care
Infection
Prevention
Clinical
Services
*An estimate of the pro forma revenue for the 12 months ended June 30, 2009 in accordance with generally accepted accounting principles with adjustments expected to reflect each company as a stand-alone entity.  The estimate is based on assumptions that management currently believes are reasonable, but actual revenue may vary materially from the estimate.

Adverse Drug Events
1300
Hospital Acquired Infections
1260
Procedural Complications
1000
Hospital Readmissions
860
Decubitus Ulcers
600

CardinalHealth

28 28
Quality and patient safety issues abound
• Hospital costs alone from adverse
drug events are estimated at $3-6B
– Excludes costs associated with
patient injury and legal claims
• Hospital infections add an estimated
$30B to the nation’s hospital costs
annually
• Costs are largely borne by the
providers, payers, and government
CMP is uniquely focused
on addressing the top 3 hospital
patient safety issues
Sources: Solucient, First Consulting Group, 2004
Annual Serious Adverse Events in
a Typical 300-Bed Hospital

29 29
CMP is uniquely positioned to focus on
key issues…
Improve
medication
management
Enhance infection
prevention
• Integrating our offers and knowledge to manage all medications
• Uniquely positioned to improve safety and productivity
Minimize risk and
cost of procedures
Help hospitals
identify patients at
risk
• Established role and presence in the surgical suite
• Expansion into the large respiratory market
• Focus on protocol compliance and clinically differentiated products
• Expanding our capability with high impact procedures
• Tackling our customers latest concerns
• Leading market offering in infection detection
• Building our data to address top hospital concerns

30 30
…with industry leading positions
• Global leader in medication safety and infusion systems
• Largest U.S. hospital footprint in dispensing systems
• Largest acute-care respiratory company worldwide
• Industry’s most comprehensive medication management
solution
• Leader in hospital-acquired infection (HAI) prevention
• Leader in positive patient identification
• Leader in U.S. surgical instrumentation

31 31 In key product areas, critical to care… Dispensing Ventilation Infection Prevention Infusion Surgical instruments

32 32
• Significantly outperform competition
– Revenue growth
– Operating margin
• Strong domestic demand
– Committed contracts and strong backlog
provide continuous momentum
– Consistent, high renewal rate
• Next generation innovation and
integrated offerings
Renewal rates on 5-year leases are 95 – 99%
Dispensing revenue
Competitor 1 Competitor 2 CAH
…such as dispensing, where we have a
significant portion of the installed U.S. base
CAH
Cardinal Health data analysis; data extrapolated from earnings releases.

33 33
And infusion, where we took >60% of
business from competition in FY08
•
Continued both premium pricing / gains in placements
– 37% of U.S. installed base
– 63% of U.S. placements
• Strong international expansion
– Expanded manufacturing capacity
– Exceeding our expectation
Disposable contracts create 5-year annuity stream for infusion pumps

34 34
• Industry leadership
– Ventilation leader - 50% growth in VIASYS installed base in past
3 years
– Leading cardiopulmonary testing platform
• Leading innovator
– Leading technology in ventilation (critical care & portable)
and diagnostics (respiratory & sleep)
– Innovative offerings that address ventilator-associated
pneumonia
– Over 200 active patents, 300 engineers and credentialed
clinicians
• Unique breadth
– Capital equipment and disposables for adult, pediatric, neonatal, invasive, non-invasive, nCPAP, high-frequency
– Continuum of offerings beyond hospital setting
– VIASYS adds strong international channel
Combined with being world’s largest
acute-care respiratory company

35 35
• Innovation
– Leading-edge infection prevention continuum in development
• Revenue expansion
– Expanding demand for infection detection and prevention
– Enturia acquisition
– International penetration
• Margin expansion
– Mix-shift in base products
– Operational Excellence/Lean
– Flexible manufacturing/sourcing model
And a strong player in infection prevention,
with next-generation products

36 36
CMP (SpinCo) key near- to mid-term
priorities
Drive innovation and clinical differentiation
– R&D pipeline is loaded - expecting to launch ~45-50 new products and enhanced solutions over the next 18 months
1
2
3
4
Use industry leading positions to accelerate growth
– Grow international sales by expanding country specific strengths
Successfully complete integrations (VIASYS and Enturia)
– Cost and revenue synergies
– Respiratory business model transformation
Continue rounding out our solutions
– Expand organically through product and solution innovation
– Strategic tuck-ins

37 Total Company Priorities

Total company FY 2009 priorities
• Achieve FY09 operational and financial objectives
• Resolve outstanding regulatory issues
• Enhanced investment in R&D and IT
• Return HSCS to steady growth
• Successfully complete integrations (VIASYS, Enturia,
Borschow)
• Efficiently execute a spin-off of the CMP businesses,
while minimizing disruption

FY09 financial goals
>20% >10% Clinical and Medical Products (CMP)
Flat to (5%) >6% Healthcare Supply Chain Services (HSCS)
Profit
Growth
Revenue
Growth
Segment
$3.80 - $3.95 Non-GAAP EPS :
6-7%
Total revenue growth:
August 7, 2008
1
Non-GAAP diluted earnings per share from continuing operations
1

FY09 assumptions update
• Capital deployment
– Share repurchases to no more than offset equity compensation issuances
– Continue regular $0.14 quarterly dividend until spin-off is completed
• Portfolio rationalization/review
– MedSystems sale closed 8/29/08
– Tecomet sale closed 9/26/08
– Review of MSI and Pharmacy Services ongoing
• Special items and/or other expenses / charges related to spin-off not included in guidance
– Anticipate a significant portion of costs related to spin-off may be classified as special items in accordance with company practices

Two industry-leading business …
With talented, experienced management …
Well-positioned to drive future growth …
With a focus on and commitment to …
Delivering value to shareholders.
Summary:  So why invest in current
Cardinal Health now?

Q&A